UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 30, 2015

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK	1-9410	16-0912632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2015, Computer Task Group, Incorporated (“CTG”) entered into a Credit Agreement with KeyBank National Association (“KeyBank”), as Administrative Agent, Swing Line Lender and Issuing Lender; and KeyBanc Capital Markets Inc. (“KeyBanc”), as Lead Arranger and Sole Book Runner. In connection with this Credit Agreement, CTG repaid in full and terminated its Loan Agreement with Manufacturer and Traders Trust Company (“M&T”) dated May 1, 2014. Funds provided under the Credit Agreement will be used by CTG to fund working capital, to refinance existing indebtedness and for general corporate and acquisition purposes.

The Credit Agreement provides for:

(i)	a three-year revolving credit facility in an aggregate principal amount of $40 million, including a sublimit of $15 million for letters of credit and a $5 million sublimit for swing line loans;

(ii)	an option for the Company to increase the amount of the facility by an aggregate amount not to exceed $60 million; and

(iii)	an interest rate on borrowings and commitment fees based on the Company’s consolidated leverage ratio as calculated on a quarterly basis.

The Credit Agreement contains various covenants, limitations and events of default customary for similar facilities, including a maximum leverage ratio.

The description of the Credit Agreement is qualified in its entirety by the copy thereof, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On October 30, 2015, concurrently with the Company’s entry into the Credit Agreement described in Item 1.01 hereof, the Company terminated the Loan Agreement dated May 1, 2014 that provided for a discretionary demand line of credit facility in the maximum principal amount of $40 million. $10 million was outstanding under this facility as of October 30, 2015 prior to it being paid off with proceeds from the new facility.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

10.1	Credit Agreement, dated as of October 30, 2015, among Computer Task Group, Incorporated, as Borrower, with KeyBank National Association, as Administrative Agent, Swing Line Lender and Issuing Lender and KeyBanc Capital Markets Inc. as Lead Arranger and Sole Book Runner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: October 30, 2015	By:	/s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Senior Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement, dated as of October 30, 2015, among Computer Task Group, Incorporated, as Borrower, with KeyBank National Association, as Administrative Agent, Swing Line Lender and Issuing Lender and KeyBanc Capital Markets Inc. as Lead Arranger and Sole Book Runner.